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8-24-98

               WRITTEN ACTION OF THE 16B-3 SUBCOMMITTEE OF THE
                          PERSONNEL COMMITTEE OF
                         TCF FINANCIAL CORPORATION
                         AND PLAN AMENDMENT FOR
                     APPROVAL BY BOARD OF DIRECTORS

       Re: Requiring All Distributions to be in the Form of TCF Stock

                              AMENDMENT TO SERP

     FURTHER RESOLVED, that effective as of September 30, 1998, the TCF Supplemental Employees Retirement Plan is amended to require all distributions of Accounts invested in TCF Stock to be in the form of TCF Stock.


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